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                                                                     EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-14863) of Loral Space & Communications Ltd. of our report dated June 24, 2004, with respect to the financial statements and schedule of the Loral Savings Plan included in this Annual Report on Form 11-K.



/s/ MOHLER, NIXON & WILLIAMS
-------------------------------
    Accountancy Corporation



Campbell, California
June 24, 2004





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